6800 West 115th Street, Suite 2511, Overland Park, KS 66211
selectquote.com

SELECTQUOTE ADDS ZING HEALTH TO CARRIER PLATFORM

OVERLAND PARK, Kan. (Aug. 3, 2021) –SelectQuote, Inc. (NYSE: SLQT) announced a new partnership with Zing Health for Medicare customers in Indiana, Illinois and Michigan to promote community health in the greater Chicago, Detroit and Indianapolis markets. Zing Health was founded in 2019 to help address the inadequacies in the healthcare system by creating a collaborative, community-based approach.

“Zing Health is a great addition to the SelectQuote Senior business as they seek to drastically improve health outcomes in diverse populations that are underserved. They acknowledge that a customer’s lifestyle outside of a clinical setting has an effect on their health and they offer a strategic, tech-enabled model that they can scale to match the size of the problem,” said Tim Danker, Chief Executive Officer. “We work with a number of great carrier partners that are making a difference in senior adult’s health and Zing is the most recent example of SelectQuote helping our Medicare customers and offering additional choices to them.”

“Zing Health’s goal is to better address the inadequacies in the healthcare system by creating a collaborative, community-based approach,” said Dr. Eric E. Whitaker, founder and CEO of Zing Health. “SelectQuote helps in that goal by making it easier for our members to compare costs, understand coverage of specific drugs and extra benefits, handle enrollment details and obtain plan documents.”

Holistic care benefits in Zing Health plans include telehealth and a 24/7 nurse advice line, fitness and weight loss memberships, and help with the nutrition, housing and social issues that contribute to community health. Zing Health partners provide member benefits for OTC drugs and hearing aids (Nations), dental care (HealthSparq), vision care (EyeQuest), fitness and therapy (American Specialty Health), and telehealth (MDLive).  SelectQuote adds to Zing Health’s already powerful approach to improving access to care.

The demand for Medicare continues to grow as 10,000 people a day turn 65 and SelectQuote’s mission is to help provide the best Medicare plan at the best price to customers to meet their healthcare needs.

Forward Looking Statement
This release contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.
Our actual results to differ materially from those indicated in these forward-looking statements due to a number of important factors, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K that, we have filed with the Securities and Exchange Commission, and our subsequent filings with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
About SelectQuote:
Founded in 1985, SelectQuote (NYSE: SLQT) provides solutions that help consumers protect their most valuable assets: their families, health and property. SelectQuote pioneered the model of providing unbiased comparisons from multiple, highly-rated insurance companies allowing consumers to choose the policy and terms that best meet their unique needs. Two foundational pillars underpin the company’s success: a strong force of highly-trained and skilled agents who provide a consultative needs analysis for every consumer, and proprietary technology that sources and routes high-quality leads. SelectQuote has three core business lines: SelectQuote Senior, SelectQuote Life and SelectQuote Auto and Home. SelectQuote Senior, the largest and fastest-growing business, serves the needs of a demographic that sees 10,000 people turn 65 each day with a range of Medicare Advantage and Medicare Supplement plans. In 2021, SelectQuote expanded their business with the addition of Population Health, a healthcare services company, and SelectRx, a specialty medication management pharmacy.
About Zing Health
Founded in 2019, Zing Health Holdings Inc. is a groundbreaking tech-enabled insurance company making Medicare Advantage the best it can be for those 65 and over or with long-term disability. Zing Health's community-based approach addresses social determinants of health to keep individuals and communities healthy and returns the physician and the member to the center of the healthcare equation. This gives each member personalized care and service tailored to their singular needs.  Members also receive individualized assistance to make their transition to Zing Health as easy as possible, and have the ability to personalize their plans, access to facilities designed to help them better meet their healthcare needs, and a dedicated care team. For more information on Zing Health, visit myzinghealth.com.

Media Contact:

Kelly Hale	Matt Gunter
Communications Manager	Communications and Investor Relations
SelectQuote, Inc.	SelectQuote, Inc.
kelly.hale@selectquote.com	matt.gunter@selectquote.com
C: 913.653.4375	O: 913.286.4931